UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2006

INDYMAC MBS, INC. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2006, providing for, inter alia, the issuance of IndyMac Residential Mortgage-Backed Trust, Series 2006-L2)

IndyMac MBS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	132042-19	95-46852633
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91101
155 North Lake Avenue Pasadena, California (Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is 626-535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)   Not applicable

(c)   Exhibits:

1. Amendment No. 1 to the Pooling and Servicing Agreement, dated as of June 1, 2006, among IndyMac MBS, Inc. as depositor, IndyMac Bank, F.S.B. as seller and servicer and Deutsche Bank National Trust Company as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

IndyMac ABS, Inc.

By:	/s/Jill Jacobson
Name:	Jill Jacobson
Title:	Vice President
Dated: January 19, 2007

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Amendment to the Pooling and Servicing Agreement	6